YUM! Brands, Inc.
Recast Annual Segment Operating Results
(amounts in millions)
(unaudited)

Year Ended 12/26/15	China	KFC	Pizza Hut	Taco Bell	Corporate and Unallocated	Consolidated
Company sales	$6,789	$2,203	$609	$1,544	$—	$11,145
Franchise and license fees and income	120	850	543	447	—	1,960
Total revenues	6,909	3,053	1,152	1,991	—	13,105

Company restaurant expenses
Food and paper	2,159	757	169	422	—	3,507
Payroll and employee benefits	1,386	513	190	428	—	2,517
Occupancy and other operating expenses	2,167	625	191	352	—	3,335
Company restaurant expenses	5,712	1,895	550	1,202	—	9,359

General and administrative expenses	397	401	272	230	204	1,504
Franchise and license expenses	20	89	40	22	71	242
Closures and impairment (income) expenses	64	9	3	3	—	79
Refranchising (gain) loss	—	—	—	—	10	10
Other (income) expense	(41)	(2)	(2)	(2)	37	(10)
Total costs and expenses, net	6,152	2,392	863	1,455	322	11,184

Operating Profit (loss)	$757	$661	$289	$536	$(322)	$1,921

Year Ended 12/27/14	China	KFC	Pizza Hut	Taco Bell	Corporate and Unallocated	Consolidated
Company sales	$6,821	$2,440	$609	$1,454	$—	$11,324
Franchise and license fees and income	113	881	550	411	—	1,955
Total revenues	6,934	3,321	1,159	1,865	—	13,279

Company restaurant expenses
Food and paper	2,207	858	181	432	—	3,678
Payroll and employee benefits	1,407	568	189	414	1	2,579
Occupancy and other operating expenses	2,198	703	190	334	—	3,425
Company restaurant expenses	5,812	2,129	560	1,180	1	9,682

General and administrative expenses	391	399	253	187	189	1,419
Franchise and license expenses	16	80	46	18	—	160
Closures and impairment (income) expenses	54	10	5	3	463	535
Refranchising (gain) loss	—	—	—	—	(33)	(33)
Other (income) expense	(52)	1	1	(1)	10	(41)
Total costs and expenses, net	6,221	2,619	865	1,387	630	11,722

Operating Profit (loss)	$713	$702	$294	$478	$(630)	$1,557

Effective January 2016, the Company’s India business integrated its three restaurant brands into our global KFC, Pizza Hut and Taco Bell Divisions. The above tables represent recasted annual segment operating results due to this reorganization. The China division and Corporate and Unallocated amounts were not impacted by this reorganization.

YUM! Brands, Inc.
Recast Quarterly Segment Operating Results
(amounts in millions)
(unaudited)

Quarter Ended 3/21/15	China	KFC	Pizza Hut	Taco Bell	Corporate and Unallocated	Consolidated
Company sales	$1,235	$464	$144	$336	$—	$2,179
Franchise and license fees and income	21	198	128	96	—	443
Total revenues	1,256	662	272	432	—	2,622

Company restaurant expenses
Food and paper	392	161	40	95	—	688
Payroll and employee benefits	244	107	44	98	—	493
Occupancy and other operating expenses	366	129	43	78	—	616
Company restaurant expenses	1,002	397	127	271	—	1,797

General and administrative expenses	68	82	57	44	44	295
Franchise and license expenses	4	17	9	2	2	34
Closures and impairment (income) expenses	2	—	—	1	—	3
Refranchising (gain) loss	—	—	—	—	(10)	(10)
Other (income) expense	(10)	—	(2)	—	9	(3)
Total costs and expenses, net	1,066	496	191	318	45	2,116

Operating Profit (loss)	$190	$166	$81	$114	$(45)	$506

Quarter Ended 6/13/15	China	KFC	Pizza Hut	Taco Bell	Corporate and Unallocated	Consolidated
Company sales	$1,608	$535	$145	$371	$—	$2,659
Franchise and license fees and income	28	191	121	106	—	446
Total revenues	1,636	726	266	477	—	3,105

Company restaurant expenses
Food and paper	515	183	40	103	—	841
Payroll and employee benefits	333	123	45	101	—	602
Occupancy and other operating expenses	526	151	46	82	—	805
Company restaurant expenses	1,374	457	131	286	—	2,248

General and administrative expenses	100	97	63	47	46	353
Franchise and license expenses	5	21	9	4	8	47
Closures and impairment (income) expenses	17	3	3	1	—	24
Refranchising (gain) loss	—	—	—	—	68	68
Other (income) expense	(4)	(1)	—	(1)	—	(6)
Total costs and expenses, net	1,492	577	206	337	122	2,734

Operating Profit (loss)	$144	$149	$60	$140	$(122)	$371

YUM! Brands, Inc.
Recast Quarterly Segment Operating Results
(amounts in millions)
(unaudited)

Quarter Ended 9/5/15	China	KFC	Pizza Hut	Taco Bell	Corporate and Unallocated	Consolidated
Company sales	$1,935	$526	$141	$366	$—	$2,968
Franchise and license fees and income	34	195	123	107	—	459
Total revenues	1,969	721	264	473	—	3,427

Company restaurant expenses
Food and paper	611	182	40	100	—	933
Payroll and employee benefits	356	124	44	101	—	625
Occupancy and other operating expenses	589	152	46	84	—	871
Company restaurant expenses	1,556	458	130	285	—	2,429

General and administrative expenses	90	96	60	50	32	328
Franchise and license expenses	6	23	10	5	21	65
Closures and impairment (income) expenses	3	—	(1)	1	—	3
Refranchising (gain) loss	—	—	—	—	2	2
Other (income) expense	(13)	—	—	—	10	(3)
Total costs and expenses, net	1,642	577	199	341	65	2,824

Operating Profit (loss)	$327	$144	$65	$132	$(65)	$603

Quarter Ended 12/26/15	China	KFC	Pizza Hut	Taco Bell	Corporate and Unallocated	Consolidated
Company sales	$2,011	$678	$179	$471	$—	$3,339
Franchise and license fees and income	37	266	171	138	—	612
Total revenues	2,048	944	350	609		3,951

Company restaurant expenses
Food and paper	641	231	49	124	—	1,045
Payroll and employee benefits	453	159	57	128	—	797
Occupancy and other operating expenses	686	193	56	108	—	1,043
Company restaurant expenses	1,780	583	162	360	—	2,885

General and administrative expenses	139	126	92	89	82	528
Franchise and license expenses	5	28	12	11	40	96
Closures and impairment (income) expenses	42	6	1	—	—	49
Refranchising (gain) loss	—	—	—	—	(50)	(50)
Other (income) expense	(14)	(1)	—	(1)	18	2
Total costs and expenses, net	1,952	742	267	459	90	3,510

Operating Profit (loss)	$96	$202	$83	$150	$(90)	$441

YUM! Brands, Inc.
Recast Annual Division System Sales Growth
(unaudited)

Year Ended 12/26/15	China	KFC	Pizza Hut	Taco Bell	Worldwide
System sales, reported	—%	(4)%	(2)%	8%	(1)%
System sales, excluding FX	2%	6%	2%	8%	5%
Same store sales growth (decline)	(4)%	3%	—%	5%	1%

Year Ended 12/27/14	China	KFC	Pizza Hut	Taco Bell	Worldwide
System sales, reported	1%	2%	—%	4%	2%
System sales, excluding FX	1%	6%	1%	4%	3%
Same store sales growth (decline)	(5)%	3%	(1)%	3%	—%

YUM! Brands, Inc.
Recast Quarterly Division System Sales Growth
(unaudited)

Quarter Ended 3/21/15	China	KFC	Pizza Hut	Taco Bell	Worldwide
System sales, reported	(9)%	1%	(1)%	9%	—%
System sales, excluding FX	(6)%	8%	2%	9%	4%
Same store sales growth (decline)	(12)%	4%	—%	6%	—%

Quarter Ended 6/13/15	China	KFC	Pizza Hut	Taco Bell	Worldwide
System sales, reported	(4)%	(4)%	(3)%	9%	(2)%
System sales, excluding FX	(4)%	6%	2%	9%	3%
Same store sales growth (decline)	(10)%	2%	—%	6%	—%

Quarter Ended 9/5/15	China	KFC	Pizza Hut	Taco Bell	Worldwide
System sales, reported	7%	(6)%	(3)%	7%	—%
System sales, excluding FX	8%	6%	2%	7%	6%
Same store sales growth (decline)	2%	3%	1%	4%	2%

Quarter Ended 12/26/15	China	KFC	Pizza Hut	Taco Bell	Worldwide
System sales, reported	3%	(6)%	(3)%	7%	(1)%
System sales, excluding FX	7%	6%	2%	7%	6%
Same store sales growth (decline)	2%	2%	1%	4%	2%